Registration No. 333-10365
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                          FLORES & RUCKS, INC., issuer
                         FLORES & RUCKS, INC., guarantor
             (Exact name of registrant as specified in its charter)


          Delaware                                             1311                                              72-1277752
          Louisiana                                            1311                                              72-1210660
  (State or other jurisdiction                      (Primary Standard Industrial                           (I.R.S. Employer
of incorporation or organization)                    Classification Code Number)                      Identification Number)


                        8440 Jefferson Highway, Suite 420
                          Baton Rouge, Louisiana 70809
                            Telephone: (504) 927-1450
                        (Address, including zip code and
                    telephone number, including area code, of
                    registrant's principal executive offices)


                         -------------------------------



                                Robert K. Reeves
                         Senior Vice President, General
                              Counsel and Secretary
                         500 Dover Boulevard, Suite 300
                           Lafayette, Louisiana 70503
                                 (318) 988-9888
              (Name and address, including zip code, and telephone
               number, including area code, of agent for service)


                         -------------------------------


               copy to:                                        copy to:
           John F. Wombwell                                Carlos A. Fierro
        Andrews & Kurth L.L.P.                           Baker & Botts, L.L.P.
       4200 Texas Commerce Tower                           2001 Ross Avenue
         Houston, Texas 77002                            Dallas, Texas  75201
            (713) 220-4200                                  (214) 953-6500


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



                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

            Deregistration of 69,500 Unissued Shares of Common Stock
                        Subject to Over-Allotment Option

         Pursuant to its Registration Statement on Form S-3 (No. 333-10365) (the "Registration Statement"), Flores & Rucks, Inc., a Delaware corporation (the "Company"), registered 1,750,000 shares of its common stock ("Common Stock"), which included 200,000 shares of Common Stock subject to an option granted by the Company to the Underwriters to cover over-allotments, if any. The Underwriters exercised the over-allotment option and purchased 130,500 shares of the 200,000 shares subject to such over-allotment option. Accordingly, after consummation of the public offering described in the Registration Statement, 69,500 shares of the 200,000 shares of Common Stock subject to the Underwriters' over-allotment option remain unissued.

         The Company hereby removes from registration such 69,500 shares of Common Stock.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BATON ROUGE, STATE OF LOUISIANA, ON THE 28TH DAY OF JANUARY, 1997.

                              FLORES & RUCKS, INC., a Delaware
                                  corporation


                              By:     /s/ James C. Flores*
                                  ----------------------------
                                         James C. Flores
                                   Chairman of the Board and
                                     Chief Executive Officer


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 28TH DAY OF JANUARY, 1997.


                    SIGNATURE                                            TITLE


              /s/ James C. Flores *                Chairman of the Board of Directors and
                 ----------------------            Chief Executive Officer (Principal Executive
                  James C. Flores                  Officer)

              /s/ Robert L. Belk *                 Senior Vice President, Chief Financial
                  ---------------------            Officer and Director (Principal Financial
                    Robert L. Belk                 and Accounting Officer)

         /s/ Richard G. Zepernick, Jr. *           Executive Vice President, Chief Operating
             --------------------------            Officer and Director
             Richard G. Zepernick, Jr.

           /s/ William W. Rucks, IV *              Director
             --------------------------
             William W. Rucks, IV

             /s/ Donald W. Clayton *               Director
             --------------------------
               Donald W. Clayton


             /s/ Milton J. Womack *                Director
             --------------------------
                Milton J.Womack


            /s/ Charles F. Mitchell *              Director
            ---------------------------
              Charles F. Mitchell


*By:     /s/ ROBERT K. REEVES
       ------------------------------------
       (Robert K. Reeves pursuant to a power of
       attorney filed with the Registration Statement,
       No. 333- 10365, filed with the Securities and
       Exchange Commission on August 16, 1996)

                                   SIGNATURES

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BATON ROUGE, STATE OF LOUISIANA, ON THE 28TH DAY OF JANUARY, 1997.

                                      FLORES & RUCKS, INC., a Louisiana
                                          corporation


                                      By:              /s/ James C. Flores *
                                                   -------------------------
                                                         James C. Flores
                                                   Chairman of the Board and
                                                     Chief Executive Officer


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THIS REGISTRATION STATEMENT HAS BEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 28TH DAY OF JANUARY, 1997.


                     Signature                                            Title

               /s/ James C. Flores *                 Chairman of the Board of Directors and
                 -------------------------           Chief Executive Officer (Principal
                    James C. Flores                  Executive Officer)

               /s/ Robert L. Belk *                  Senior Vice President, Chief Financial
                 -------------------------           Officer and Director (Principal Financial
                    Robert L. Belk                   and Accounting Officer)

            /s/ William W. Rucks, IV *               Director
                -------------------------
                William W. Rucks, IV


*By:     /s/ ROBERT K. REEVES
       -------------------------
       (Robert K. Reeves pursuant to a power
       of attorney filed with the Registration
       Statement, No. 333-10365, filed with the
       Securities and Exchange Commission on
       August 16, 1996)